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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 1, 2005

C-CHIP TECHNOLOGIES CORPORATION
 (Exact name of registrant as specified in its charter)

NEVADA	000-33199	88-0467848
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

4710 St-Ambroise
Suite 227
Montreal, Quebec
Canada H4C 2C7
 (Address of principal executive offices and Zip Code)

(514) 337-2447
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 1, 2005, C-Chip Technologies Corporation (the "Company") acquired all of the issued and outstanding common stock of Avensys Inc., a corporation incorporated under the Quebec Companies Act part IA. The Company issued 10,400,000 restricted shares of common stock in exchange for 15,746,369 shares of Avensys Inc. which constituted all of the issued and outstanding common stock of Avensys Inc. Further, the Company will pay CDN$385,000 to holders of options of Avensys, Inc. and cancelled the options. Further, the Company issued 427, 432 restricted shares of common stock as a finder's fee to Lacoste International Inc.

The beneficiaries of the options have received CDN$231,000.00 as of the date hereof and will receive CDN$154,000.00 on or before December 31, 2005. The balance of the purchase price due not later than December 31, 2005 will accrue interest as from the date of closing at a rate of twelve percent (12%) per year calculated daily and payable monthly and any unpaid interest will carry interest at the same rate.

The shares received in exchange for the Avensys shares are restricted shares and have been deposited in escrow with Avensys's attorneys and C-Chip's attorneys and will be released to the shareholders as follows: a first portion representing twenty percent (20%) of the issued shares will be released to the stockholders four (4) months following the closing of the transaction, a second portion representing twenty percent (20%) of the issued shares will be released to the stockholders six (6) months after the closing of the transaction, a third portion representing twenty percent (20%) of the issued shares will be released to the stockholders nine (9) months after the closing of the transaction, a fourth portion representing twenty percent (20%) of the issued shares will be released to the stockholders twelve (12) months after the closing of the transaction and the last portion representing the remaining twenty percent (20%) of the issued will be released to the stockholders eighteen (18) months after the closing of the transaction.

Avensys specializes in providing solutions to monitor different types of environments, solving environmental monitoring problems, from micro scale in-building sensing systems to macro scale wireless landslide and flood warning systems in different countries, covering air, water and soil as well as the security of materials and infrastructures, employing a wide range of technologies including Optical Fiber Sensing Technology.

ITEM 2.03     CREATION OF A DIRECT FINANCIAL OBLIGATION

On March 1, 2005, C-Chip Technologies Corporation (the "Company") acquired all of the issued and outstanding common stock of Avensys Inc., a corporation incorporated under the Quebec Companies Act IA. The Company issued 10,400,000 restricted shares of common stock in exchange for 1,.746,369 shares of Avensys Inc. which constituted all of the issued and outstanding common stock of Avensys Inc. Further, the Company will pay CDN$385,000 to holders of options of Avensys, Inc. and cancelled the options. Further, the Company issued 427, 432 restricted shares of common stock as a finder's fee to Lacoste International Inc.

The beneficiaries of the options have received CDN$231,000.00 as of the date hereof and will receive CDN$154,000.00 on or before December 31, 2005. The balance of the purchase price due not later than December 31, 2005 will accrue interest as from the date of closing at a rate of twelve percent (12%) per year calculated daily and payable monthly and any unpaid interest will carry interest at the same rate.

The shares received in exchange for the Avensys shares are restricted shares and have been deposited in escrow with Avensys's attorneys and C-Chip's attorneys and will be released to the shareholders as follows: a first portion representing twenty percent (20%) of the issued shares will be released to the stockholders four (4) months following the closing of the transaction, a second portion representing twenty percent (20%) of the issued shares will be released to the stockholders six (6) months after the closing of the transaction, a third portion representing twenty percent (20%) of the issued shares will be released to the stockholders nine (9) months after the closing of the transaction, a fourth portion representing twenty percent (20%) of the issued shares will be released to the stockholders twelve (12) months after the closing of the transaction and the last portion representing the remaining twenty percent (20%) of the issued will be released to the stockholders eighteen (18) months after the closing of the transaction.

Avensys specializes in providing solutions to monitor different types of environments, solving environmental monitoring problems, from micro scale in-building sensing systems to macro scale wireless landslide and flood warning systems in different countries, covering air, water and soil as well as the security of materials and infrastructures, employing a wide range of technologies including Optical Fiber Sensing Technology.

ITEM 3.02     UNREGISTERED SALE OF EQUITY SECURITIES

On March 1, 2005, C-Chip Technologies Corporation (the "Company") acquired all of the issued and outstanding common stock of Avensys Inc., a corporation incorporated under the Quebec Companies Act part IA. The Company issued 10,400,000 restricted shares of common stock in exchange for 15,746,369 shares of Avensys Inc. which constituted all of the issued and outstanding common stock of Avensys Inc. Further, the Company will pay CDN$385,000 to holders of options of Avensys, Inc. and cancelled the options. Further, the Company issued 427, 432 restricted shares of common stock as a finder's fee to Lacoste International Inc.

The beneficiaries of the options have received CDN$231,000.00 as of the date hereof and will receive CDN$154,000.00 on or before December 31, 2005. The balance of the purchase price due not later than December 31, 2005 will accrue interest as from the date of closing at a rate of twelve percent (12%) per year calculated daily and payable monthly and any unpaid interest will carry interest at the same rate.

The shares received in exchange for the Avensys shares are restricted shares and have been deposited in escrow with Avensys's attorneys and C-Chip's attorneys and will be released to the shareholders as follows: a first portion representing twenty percent (20%) of the issued shares will be released to the stockholders four (4) months following the closing of the transaction, a second portion representing twenty percent (20%) of the issued shares will be released to the stockholders six (6) months after the closing of the transaction, a third portion representing twenty percent (20%) of the issued shares will be release to the stockholders nine (9) months after the closing of the transaction, a fourth portion representing twenty percent (20%) of the issued shares will be released to the stockholders twelve (12) months after the closing of the transaction and the last portion representing the remaining twenty percent (20%) of the issued will be released to the stockholders eighteen (18) months after the closing of the transaction.

Avensys specializes in providing solutions to monitor different types of environments, solving environmental monitoring problems, from micro scale in-building sensing systems to macro scale wireless landslide and flood warning systems in different countries, covering air, water and soil as well as the security of materials and infrastructures, employing a wide range of technologies including Optical Fiber Sensing Technology.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 22nd day of March, 2005.

C-CHIP TECHNOLOGIES CORPORATION

BY:	/s/ Stephane Solis
Stephane Solis
President and Principal Executive Officer